INVESTOR FINANCIAL QUESTIONNAIRE

Before you make an investment, you must complete this questionnaire. Please check the appropriate box below and sign this questionnaire before a notary. We require that this be returned with your Subscription Agreement for your purchase of shares of common stock (the “Common Stock”), of BioSolar Labs, Inc. (the “Company”). Information will be held in strict confidence and used solely to ensure that all prospective investors are qualified under the relevant sections of the Securities Act of 1933.

[ ] I am a natural person who has had individual income of more than US$200,000 in each of the most recent two years, or joint income with my spouse in excess of US$300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year (“income” for purposes hereof should be computed as follows: individual adjusted gross income as reported, or to be reported, on a federal income tax return, increased by (i) any deduction of long-term capital gains under section 1202 of the Internal Code of 1936 (the “Code”), (ii) any deduction or depletion under Section 611 et. seq. of the Code, (iii) any exclusion for interest under Section 103 of the Code and (iv) any losses of a partnership as reported in Schedule E of Form 1040;

[ ] The Subscriber is a natural person whose individual net worth (i.e. total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Common Shares be in excess of $1,000,000;

[ ] The Subscriber is an investor satisfying the requirements of Section 501(a)(1)(2) or (3) of Regulation D promulgated under the Securities Act of 1933, which includes, but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;

[ ] The Subscriber is a trust, which trust has total assets in excess of $5,000,000.00 which was not formed for the specific purpose of acquiring the Common Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Common Shares;

[ ] The Subscriber is a director or executive officer of the Company;

[ ] The Subscriber is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above paragraphs; or

[ ] The Subscriber is not a resident of the United State of America, but acknowledges he/she meets or exceeds at least one of the minimum financial requirements set forth above.

I represent that I understand the merits and the risks involved in this offering, that I have sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or that I have retained an attorney, accountant, financial advisor or consultant as my purchaser representative); that because of my background, employment experience, family or financial situation or economic bargaining power, I have received and have had access to material and relevant information enabling me to make an informed investment decision, and that all information I have requested has been furnished to me; and that I am able to bear the economic risk of loss of the entire investment which I may make in the Company.

By, _______________

PRINT NAME: ________________________________________
Investor Signature

With a current address of___________________________________________________

In the City of____________________________, State/Province of _______________,
Country of_______________

DATE:_________________________________________

IN WITNESS WHEREOF, I have hereunto witnessed the signature of the above Investor;

By,___________________________________________

_________________________
Witness Signature        Date

 BIOSOLAR LABS, INC. SUBSCRIPTION AGREEMENT

1. Subscription. Subject to the terms and conditions hereof, ___________________, the undersigned Investor ("Investor") hereby subscribes to purchase __________ shares of BioSolar Labs, Inc.’s Common Stock at a price of $___ per share, representing a total purchase price of $____________.

2. Private Placement. The parties acknowledge that this offering has been made and this Subscription Agreement has been entered into as a private placement negotiated between the parties. The issuance is considered exempt under Section 4(2) of the Securities Act of 1933.

3. Knowledge of Financial and Business Status of Company. Investor acknowledges that he/she has met in person or telephonically with management immediately prior to this investment, and that he/she understand the merits and the risks involved in this offering.

4. Representations and Warranties. In consideration of the sale of such Common Stock, intending to be legally bound and intending the Company to rely thereupon, Investor hereby represents, warrants, and covenants, to the Company as follows:

Neither the Company nor any person acting on behalf of the Company has offered to sell, offered for sale or sold the Common Stock by means of general solicitation or general advertising. Investor has not received, paid or given, directly or indirectly, any commission or remuneration for or because of any sale or the solicitation of any sale of the Common Stock.

Company represents and warrants that the shares of common stock underlying the Common Stock are restricted under SEC Rule 144, and Investor is aware of restricted sale provisions that make up Rule 144.

Investor has been offered full access to all underlying documents in connection with this transaction as well as such other information as Investor has deemed necessary or appropriate for a prudent and knowledgeable investor to evaluate the purchase of the Common Stock. Investor acknowledges that the Company has made available to Investor the opportunity to obtain additional information from, to ask questions of, and receive satisfactory answers from the officers of the Company concerning the terms and conditions of the private placement and to verify the information given. Investor is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which Investor is unaware. In making his or her investment decision, Investor has relied solely upon his or her independent investigation of the investment.

Investor is aware that an investment in the Common Stock is a highly speculative investment that involves a substantial degree of risk. Investor warrants that he/she has such sufficient requisite knowledge and experience in business and financial matters that Investor is capable of evaluating the merits and risks of an investment in the Company. Investor understands that the Company is relying on Investor's representations for the purposes of confirming Investor's suitability as an investor in the Company.

Investor is aware that the Common Stock has not been registered under the Securities Act of 1933 (the "Act"), and that Investor must therefore bear the economic risk of the investment indefinitely because the Common Stock cannot be sold unless subsequently registered under the Act or under an available exemption from registration. Investor agrees not to sell his/her Common Stock without registration under the Act and applicable state securities laws unless in a transaction exempt therefrom.

The Common Stock for which Investor hereby subscribes are being acquired for investment purposes, solely for Investor's own account and not on behalf of other persons, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; Investor has no present plans to enter into any contract, undertaking, agreement, or arrangement for any such resale, distribution, subdivision, or fractionalization thereof. Investor agrees that he or she will not sell, assign, pledge, give, transfer or otherwise dispose of any or all of the Common Stock or any interest therein unless and until Investor has complied with all applicable provisions of federal and state securities laws.

Investor has reviewed his or her financial condition and commitments. Based upon such review, Investor is satisfied that he or she has adequate means of providing for his or her financial needs and possible contingencies as well as those of any dependents, and that he or she does not have any current or foreseeable future need for liquidity of the funds being utilized in the purchase of the Common Stock. Investor is capable of bearing the economic risk of the investment in the Common Stock for the indefinite future. At this time, Investor has assets or sources of income that, if taken together, are more than sufficient so that Investor could bear the risk of loss of its, his or her entire investment in the Common Stock.

Investor is aware that this transaction is a "private placement" and has not been reviewed by the United States Securities and Exchange Commission or by any state securities authorities. No agency, federal or state, has passed upon the fairness or merits of this investment.

Neither this Subscription Agreement nor Investor's rights hereunder, may be assigned, sold or transferred in any manner and this Subscription Agreement may not be altered, amended or revoked without the prior written consent of the Company.

Investor is a bona fide resident as set forth next to Investor's signature, such location is Investor's principal residence, and Investor is at least 18 years of age.

Investor understands and agrees that if Investor's subscription is accepted, Investor will be required to execute such additional documents as may be necessary to effect the issuance of the Company's Common Stock which Investor has purchased.

The foregoing representations, warranties and covenants are true and accurate as of the date hereof and shall be true and accurate as of the date of completion of the Private Placement. If such representations and warranties shall not be true and accurate in any respect prior to completion of the Private Placement, Investor shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefore.

5. Piggy-Back Registration Rights. The Investor will be entitled to “piggy-back” registration rights of the shares of Common Stock pursuant to this Subscription Agreement on registration statements (other than on Form S-8, S-4 or similar Forms) filed by the Company.

6. Indemnification. Investor acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and Investor hereby agrees to indemnify and hold harmless the Company, its directors, officers and representatives, and any person controlling the Company within the meaning of Section 15 of the Act, from and against any and all claim, loss, damage, expense and liability whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending any litigation commenced or threatened or any claim whatsoever) based upon, due to or arising out of a breach of any representation or warranty or covenant of the undersigned contained in this Subscription Agreement or in the Financial Questionnaire or of any false representation by Investor.

7. Miscellaneous.

(a) This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and understandings which are deemed to have been merged herein. No representations were made or relied upon by either party, other than those expressly set forth herein.

(b) This writing shall be amended only by a further writing. No agent, employee, or other representative of any party is empowered to alter any of the terms hereof, including specifically this Paragraph, unless done in writing and signed by both parties.

(c) Whenever required by the context hereof: the masculine gender shall be deemed to include the feminine and neuter; and the singular member shall be deemed to include the plural. Time is expressly declared to be of the essence of this Agreement. This Agreement shall be deemed to have been mutually prepared by all parties and shall not be construed against any particular party as the draftsman. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

(d) The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of New York. Venue and jurisdiction of any controversy or claim arising out of, or relating to this Subscription Agreement, or the breach thereof, that cannot be resolved by negotiation, shall be in the County of New York, State of New York. In any legal action or other proceeding involving, arising out of or in any way relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs, and expenses of litigation.

(e) The failure of any party to object to, or to take affirmative action with respect to, any conduct of any other party which is in violation of the terms of this Agreement shall not be construed as a waiver of such violation or breach, or of any future breach, violation, or wrongful conduct. No delay or failure by any party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver or exhaustion of that or any other right, unless otherwise expressly provided herein.

(f) Headings in this Subscription Agreement are for convenience only and shall not be used to interpret or construe its provisions.

(g) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h) The provisions of this Subscription Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription Agreement dated this day of______________, in the year 2006.

By, _______________________________________PRINT NAME:

______________________
(Signature of Investor)

With a current address of ___________________________________________________

In the City of____________________________, State/Province of _______________,
Country of_______________

ACCEPTED: BIOSOLAR LABS, INC.

By, __________________   Its:____________________________
Signature of Officer    Title: President

DATE,___________________________________________

 SECURITIES ISSUANCE INSTRUCTIONS

The undersigned, as a condition to purchase up ________ shares of Common Stock of BioSolar Labs, Inc., a Nevada corporation (the "Company"), hereby certifies to the Company as follows:

1. I, ___________ (Purchaser Name) am purchasing the Common Stock on this ________day of May, in the year 2006, in my own name and for my own account (or for a trust account if I am a trustee), and no other person has any interest in or right with respect to the Common Stock, nor have I agreed to give any person any such interest or right in the future.

2. I am acquiring the Common Stock for investment and not with a view to or for sale in connection with any distribution of the Common Stock. I recognize that the Common Stock have not been registered under the Securities Act of 1933, that any disposition of the Common Stock is subject to restrictions imposed by federal and state law and that the certificates representing the Common Stock will bear a restrictive legend. I also recognize that I cannot dispose of the Common Stock absent registration and qualification, or an available exemption from registration and qualification, and that no undertaking has been made with regard to registering or qualifying the Common Stock in the future. I understand that the availability of an exemption in the future will depend in part on circumstances outside my control and that I may be required to hold the Common Stock for a substantial period. I understand that the United States Securities and Exchange Commission has made no finding or determination relating to the fairness for investment of the Common Stock offered by the Company and that the Commission has not and will not recommend or endorse the Common Stock.

3. I have not seen or received any advertisement or general solicitation with respect to the sale of the Common Stock.

4. I believe, by reason of my business or financial experience that I am capable of evaluating the merits and risks of this investment and of protecting my own interests in connection with this investment.

5. I acknowledge that during the course of this transaction and prior to purchasing the Common Stock I have been provided with financial and other written information about the Company, I have been given the opportunity by the Company to obtain such information and ask such questions concerning the Company, the Common Stock, and my investment as I felt necessary, and to the extent I availed myself of such opportunity, I received satisfactory information and answers. If I requested any additional information, which the Company possessed or could acquire without unreasonable effort or expense and which was necessary to verify the accuracy of the financial and other written information furnished to me by the Company, that additional information was provided to me. In reaching the decision to invest in the Common Stock, I have carefully evaluated my financial resources and investment position and the risks associated with this investment, and I acknowledge that I am able to bear the economic risks of this investment. I further acknowledge that my financial condition is such that I am not under any present necessity or constraint to dispose of the Common Stock to satisfy any existent or contemplated debt or undertaking.

Please PRINT below the exact information regarding the Purchaser:

INDIVIDUAL
____________
_________________________________________________________________________________
Individual Name(s)

_________________________________________________________________________________
Street Address, City, State/Province and Postal Code

_________________________________________________________________________________
Signature (All record holders should sign)

(____)____________Telephone Number (____)_______________Fax Number

___________________________ Email Address

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

_________________________________________________________________________________
Name of Entity

_________________________________________________________________________________
Address to Which Correspondence should be Directed

_________________________________________________________________________________
Type of Entity (i.e., corporation, partnership etc)

_________________________________________________________________________________
State/Province of Formation of Entity

By:____________________________________Printed:____________________________________

Its:____________________________________
Title

(____)____________Telephone Number (____)_______________Fax Number

___________________________ Email Address

If Common Stock are being subscribed for by an entity, the Certificate of Signatory below must be completed.

CERTIFICATE OF SIGNATORY

To be completed if Common Stock are being subscribed for by an entity.

I, ____________________________________, am the ________________________________ of _________________________________________________________(the "Entity ").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement to purchase and hold the Common Stock, and certify that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitute legal and binding obligations of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this _______day of ________________, 20_____.

__________________________________ Signature